AFL-CIO Housing Investment Trust Committed $43.5 Million

in Financing for Gateway Apartments project in Chicago,

Illinois

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $50.4 million development of Gateway Apartments (“Gateway”), located in Chicago’s dynamic Illinois Medical District (“IMD”). The IMD is a 560-acre community, home to 40 healthcare organizations including major health systems, research labs, universities, and biotech innovators.

In addition to creating 382,510 hours of union construction work, 17 units at Gateway will be available to tenants at rents from 12% to 33% below market rates for the first 10 years after construction is completed. Because of the project’s location in the IMD, the developer has also agreed to market units to essential union workers, including nurses, emergency medical technicians, healthcare workers, firefighters, etc.

The HIT made a 36-month forward commitment to purchase a $43.5 million multifamily permanent loan participation certificate guaranteed by Freddie Mac to finance the project. Construction will be subject to the HIT’s 100% union labor requirement. Gateway Apartments is the HIT’s 56th project in Chicago and 108th in Illinois, and is part of the HIT’s $1 billion Midwest@Work Initiative.

Additional information on Gateway Apartments can be found on the HIT’s website.

The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government-and agency-insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a 35+ year track record demonstrating the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to achieve the collateral benefits of creating jobs for union members in the construction trades and related industries and building affordable and workforce housing. More information is available on the HIT’s website, www.aflcio-hit.com.

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of April 30, 2021. Economic impact data is in 2021 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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